SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement, dated as of June 29, 2009 (this “Agreement”), is made among Voxware, Inc., a Delaware corporation (the “Company”), Co-Investment Fund II, L.P. and Edison Venture Fund V, L.P. (each a “Purchaser” and collectively, the “Purchasers”) and each assignee of a Purchaser who becomes a party hereto.

     WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder, the Company desires to offer, issue and sell to the Purchasers (the “Offering”), and the Purchasers, severally and not jointly, desire to purchase from the Company, an aggregate of 1,428,571 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and three year warrants to purchase shares of Common Stock (the “Warrants”), with an exercise price per share equal to $2.50. The Shares and Warrants collectively referred to herein as the “Securities”.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers agree as follows:

A. Purchase and Sale of Securities; Closing

     (1) Subject to the conditions to closing set forth herein, each Purchaser hereby irrevocably agrees to purchase from the Company, and the Company agrees to sell to each Purchaser, the Securities for the aggregate purchase price set forth on the signature page of such Purchaser hereto (the “Subscription Amount”). The Securities to be issued to each Purchaser hereunder shall consist of (i) Shares in an amount equal the quotient of (x) such Purchaser’s Subscription Amount, divided by (y) the Offering Price, rounded down to the nearest whole number, and (ii) a Warrant to purchase such number of shares of Common Stock to be determined based on a ratio of one-tenth (0.1) of a share of Common Stock (the “Warrant Shares”) for every one (1) Share of Common Stock purchased hereunder, rounded down to the nearest whole number. The aggregate Subscription Amount for the Shares and Warrants shall be $2,500,000.

     (2) For purposes of this Agreement, the “Offering Price” shall be $1.75.

     (3) As soon as possible, but no later than three (3) business days after the date on which the Company receives notice from the NASDAQ Stock Market LLC (the “NASDAQ”) that the application for listing of the Shares and Warrant Shares on NASDAQ by the Company has been accepted and approved, the Company shall hold the closing of the Offering (the “Closing” and the date of the Closing, the “Closing Date”) at the offices of Morgan Lewis & Bockius, LLP, 502 Carnegie Center, Princeton, New Jersey 08540. At the Closing, the parties shall deliver the following:

          (a) the Company shall deliver the following to each Purchaser (the “Company Deliverables”):

               (i) an irrevocable letter of instruction to the Company’s transfer agent directing the transfer agent to issue to each Purchaser a stock certificate representing a number of Shares equal to the number of Shares being purchased by such Purchaser, registered in the name of such Purchaser;

               (ii) a certificate evidencing the formation and good standing of the Company issued by the Secretary of State of Delaware as of a date within fifteen (15) days of the Closing Date;

               (iii) a certified copy of the Certificate of Incorporation of the Company as certified by the Secretary of State of Delaware within fifteen (15) days of the Closing Date;

               (iv) a certificate, executed by the Secretary of the Company and dated as of the Closing Date as to (i) the resolutions adopted by the Board of Directors of the Company authorizing the execution, delivery, and performance of this Agreement and the issuance of the Securities and (ii) the Company’s Bylaws;

               (v) a Warrant, registered in the name of each Purchaser pursuant to which such Purchaser shall have the right to acquire the number of Warrant Shares issuable to such Purchaser pursuant to Section A(1); and

               (vi) such other documents relating to the transactions contemplated by this Agreement as such Purchaser or its counsel may reasonably request.

          (b) each Purchaser shall deliver the following to the Company (the “Purchaser Deliverables”):

               (i) its Subscription Amount, in United States dollars and in immediately available funds, by wire transfer to the account identified in Schedule A; and

               (ii) a completed Confidential Subscriber Questionnaire in the form of Exhibit B.

     (4) The obligations of each party to be performed at the Closing are subject to the following:

          (a) The obligation of each Purchaser to acquire the Securities at the Closing is subject to the satisfaction, or waiver by such Purchaser, of the following:

               (i) trading in the Common Stock shall not have been suspended (or threatened to be suspended) by the Commission or the Nasdaq Capital Market (the “Principal Market”);

               (ii) the Company shall have delivered the Company Deliverables; and

               (iii) the Company shall have obtained all governmental, regulatory, or third party consents and approvals, if any, necessary for the sale of the Securities;

          (b) The Obligation of the Company to sell the Securities at the Closing is subject to the satisfaction, or waiver by the Purchaser of the following:

               (i) each Purchaser shall have delivered the Purchaser Deliverables; and

               (ii) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.

     (5) In the event the Closing has not occurred on or before ten (10) business days after the date of this Agreement, a Purchaser not then in breach of this Agreement may terminate its obligations under this Agreement without further liability to the Company.

B. Representations and Warranties of the Purchasers

     Each Purchaser, severally and not jointly, hereby represents and warrants to the Company and agrees with the Company as follows:

     (1) The Purchaser has carefully read this Agreement and form of Warrant attached hereto as Exhibit A (the “Offering Documents”), and is familiar with and understands the terms of the Offering. The Purchaser has carefully considered and has discussed with the Purchaser’s professional legal, tax, accounting and financial advisors, to the extent the Purchaser has deemed necessary, the suitability of an investment in the Securities for the Purchaser’s particular tax and financial situation and has determined that the Securities being subscribed for by the Purchaser are a suitable investment for the Purchaser. The Purchaser recognizes that an investment in the Securities involves substantial risks, including the possible loss of the entire amount of such investment. The Purchaser further recognizes that the Company has broad discretion concerning the use and application of the proceeds from the Offering.

     (2) The Purchaser acknowledges that (i) the Purchaser has had the opportunity to request copies of any documents, records, and books pertaining to this investment and (ii) any such documents, records and books that the Purchaser requested have been made available for inspection by the Purchaser, the Purchaser’s attorney, accountant or advisor(s).

     (3) The Purchaser and the Purchaser’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from representatives of the Company or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of the Purchaser.

     (4) The Purchaser is not subscribing for Securities as a result of any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar, meeting or conference whose attendees have been invited by any general solicitation or general advertising.

     (5) If the Purchaser is a natural person, the Purchaser has reached the age of majority in the state in which the Purchaser resides. Each Purchaser has adequate means of providing for the Purchaser’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and can afford a complete loss of such investment.

     (6) The Purchaser has sufficient knowledge and experience in financial, tax and business matters to enable the Purchaser to utilize the information made available to the Purchaser in connection with the Offering, to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect to an investment in the Securities on the terms described in the Offering Documents.

     (7) The Purchaser will not sell or otherwise transfer the Securities without registration under the Securities Act, as amended (the “Securities Act”), and applicable state securities laws or an applicable exemption therefrom. The Purchaser acknowledges that neither the offer nor sale of the Securities has been registered under the Securities Act or under the securities laws of any state. The Purchaser represents and warrants that the Purchaser is acquiring the Securities for the Purchaser’s own account, for investment and not with a view toward resale or distribution within the meaning of the Securities Act. The Purchaser has not offered or sold the Securities being acquired nor does the Purchaser have any present intention of selling, distributing or otherwise disposing of such Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstances in violation of the Securities Act. The Purchaser is aware that (i) the Securities are not currently eligible for sale in reliance upon Rule 144 promulgated under the Securities Act and (ii) the Company has no obligation to register the Securities subscribed for hereunder, except as provided in Section E hereof. By making these representations herein, Purchaser is not making any representation or agreement to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to an available exemption to the registration requirements of the Securities Act.

     (8) The Purchaser acknowledges that the certificates representing the Shares, the Warrants and, upon the exercise of the Warrants, the Warrant Shares, shall be stamped or otherwise imprinted with a legend substantially in the following form:

The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration under such act or an exemption from registration, which, in the opinion of counsel reasonably satisfactory to this corporation, is available.

     Certificates evidencing the Shares and Warrant Shares shall not be required to contain such legend or any other legend (i) following any sale of such Shares or Warrant Shares pursuant to Rule 144, or (ii) if such Shares or Warrant Shares, have been sold pursuant to a registration statement, (iii) the Shares or Warrant Shares are eligible for sale under Rule 144(b)(i), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144) provided that, upon request of the Company, the Purchaser provides the Company with an opinion of counsel to such Purchaser, in reasonably acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable provisions of the Securities Act, or (v) such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Securities and Exchange Commission), in each such case (i) through (iii) to the extent reasonably determined by the Company’s legal counsel. At such time and to the extent a legend is no longer required for the Shares or Warrant Shares, the Company will use its best efforts to no later than five (5) trading days following the delivery by a Purchaser to the Company or the Company’s transfer agents of a legended certificate representing such Shares or Warrant Shares (together with such accompanying documentation or representations as reasonably required by counsel to the Company), deliver or cause to be delivered a certificate representing such Shares or Warrant Shares that is free from the foregoing legend.

     (9) If this Agreement is executed and delivered on behalf of a partnership, corporation, trust, estate or other entity: (i) such partnership, corporation, trust, estate or other entity has the full legal right and power and all authority and approval required (a) to execute and deliver this Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust, estate or other entity in connection with the purchase of its Securities, and (b) to purchase and hold such Securities; (ii) the signature of the party signing on behalf of such partnership, corporation, trust, estate or other entity is binding upon such partnership, corporation, trust, estate or other entity; and (iii) such partnership, corporation, trust or other entity has not been formed for the specific purpose of acquiring such Securities, unless each beneficial owner of such entity is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information to the Company substantiating such individual qualification.

     (10) If the Purchaser is a retirement plan or is investing on behalf of a retirement plan, the Purchaser acknowledges that an investment in the Securities poses additional risks, including the inability to use losses generated by an investment in the Securities to offset taxable income.

     (11) The information contained in the purchaser questionnaire in the form of Exhibit B attached hereto (the “Purchaser Questionnaire”) delivered by the Purchaser in connection with this Agreement is complete and accurate in all respects as of the date of this Agreement, and the Purchaser is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act on the basis indicated therein. The Purchaser shall indemnify and hold harmless the Company and each officer, director or control person thereof, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the Purchaser to the Company or omitted or alleged to have been omitted by the Purchaser, concerning the Purchaser or the Purchaser’s authority to invest or financial position in connection with the Offering, including, without limitation, any such misrepresentation, misstatement or omission contained in the Agreement or any other document submitted by the Purchaser, against losses, liabilities and expenses for which the Company or any officer, director or control person has not otherwise been reimbursed (including attorney’s fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Company or such officer, director or control person in connection with such action, suit or proceeding. For the avoidance of doubt, such indemnification shall be the several, and not joint, obligation of each Purchaser with respect to its own action or inaction as provided above.

     (12) The Purchaser acknowledges that the Company will have the authority to issue shares of Common Stock, in excess of those being issued in connection with the Offering, and that the Company may issue additional shares of Common Stock from time to time. The issuance of additional shares of Common Stock may cause dilution of the existing shares of Common Stock and a decrease in the market price of such existing shares.

     (13) To the extent that the Purchaser is a resident of the United Kingdom or would otherwise be subject to the FPO, as defined below, the Purchaser is either a person of a kind described in Article 19 (Investment Professionals), Article 48 (Certified High Net Worth Individuals), Article 49 (High Net Worth Companies, Unincorporated Association etc), and/or Article 50 (Sophisticated Investors) of the FPO, as presently in effect. “FPO” means Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (SI 2005/1529), as amended.

C. Representations and Warranties of the Company

     The Company hereby makes the following representations and warranties to the Purchaser which shall survive the Closing and the purchase and sale of the Securities.

     (1) Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as currently conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, properties, prospects, financial condition or results of operations of the Company (a “Material Adverse Effect”).

     (2) Capitalization. The authorized capital stock of the Company consists of 12,000,000 shares of Common Stock. As of June 26, 2009, there were 6,566,381 shares of Common Stock and no shares of preferred stock issued and outstanding. As of June 26, 2009, the Company had reserved 1,305,072 shares of Common Stock for issuance to employees, directors and consultants pursuant to the Company’s 2003 Stock Incentive Plan, as amended, of which 1,107,048 shares of Common Stock are subject to outstanding, unexercised options as of such date, 163,400 shares of Common Stock are subject to outstanding restricted stock units and the Company has reserved 1,155,474 shares of Common Stock issuable upon exercise of outstanding Common Stock warrants. Other than as set forth above or as contemplated in this Agreement, there are no other options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which either the Company is bound or obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating the Company to grant, extend or enter into any such option, warrant, call, right, commitment or agreement.

     (3) Issuance; Reservation of Shares. The issuance of the Shares has been duly and validly authorized by all necessary corporate action, and the Shares, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and non-assessable shares of Common Stock of the Company. The issuance of the Warrants has been duly and validly authorized by all necessary corporate action, and the Warrant Shares, when issued upon the due exercise of the Warrants, will be validly issued, fully paid and non-assessable shares of Common Stock of the Company. The Warrants have been duly executed by the Company and will constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms. The Company has reserved, and will reserve, at all times that the Warrants remain outstanding, such number of shares of Common Stock sufficient to enable the full exercise of the Warrants.

     (4) Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Securities contemplated herein and the performance of the Company’s obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The issuance and sale of the Securities contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person.

     (5) No Conflict; Governmental and Other Consents.

          (a) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Certificate of Incorporation or Bylaws of the Company, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company except to the extent that any such violation, conflict or breach would not be reasonably likely to have a Material Adverse Effect. No holder of any of the securities of the Company or any of its subsidiaries has any rights (“demand,” “piggyback” or otherwise) to have such securities registered by reason of the intention to file, filing or effectiveness of a registration statement.

          (b) No consent, approval, authorization or other order of any governmental authority or other third-party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Securities, except such post-Closing filings as may be required to be made with the Securities and Exchange Commission (the “SEC”), the NASDAQ and with any state or foreign blue sky or securities regulatory authority.

     (6) Litigation. There are no pending or, to the Company’s knowledge, threatened legal or governmental proceedings against the Company, which, if adversely determined, would be reasonably likely to have a Material Adverse Effect on the Company. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body (including, without limitation, the SEC) pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries wherein an unfavorable decision, ruling or finding could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under the Agreements.

     (7) Accuracy of Reports. All reports required to be filed by the Company within the two years prior to the date of this Agreement (the “SEC Reports”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), have been filed with the SEC, complied at the time of filing in all material respects with the requirements of their respective forms and, except to the extent updated or superseded by any subsequently filed report, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statements of a material fact nor omitted to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

     (8) Financial Information. The Company’s financial statements that appear in the SEC Reports have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), except in the case of unaudited statements, as permitted by Form 10-Q of the SEC or as may be indicated therein or in the notes thereto, applied on a consistent basis throughout the periods indicated and such financial statements fairly present in all material respects the financial condition and results of operations of the Company as of the dates and for the periods indicated therein.

     (9) Accounting Controls. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (10) Sarbanes-Oxley Act of 2002. The Company is, and will be, at all times during the period the Company is required to maintain effectiveness of the Registration Statement as provided herein, in compliance, in all material respects, with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof that are in effect and is taking reasonable steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act of 2002 not currently in effect upon the effectiveness of such provisions.

     (11) Absence of Certain Changes. Since the date of the Company’s financial statements in the latest of the SEC Reports, there has not occurred any undisclosed event that has caused a Material Adverse Effect or any occurrence, circumstance or combination thereof that reasonably would be likely to result in such Material Adverse Effect.

     (12) Investment Company. The Company is not, and is not an Affiliate (as defined in the rules and regulations of the SEC) of, and immediately following the Closing will not have become, an “investment company,” and affiliate of an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, and "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

     (13) Subsidiaries. To the extent required under applicable SEC rules, Exhibit 21.1 to the Company’s 2008 Form 10-KSB sets forth each subsidiary of the Company, showing the jurisdiction of its incorporation or organization. For the purposes of this Agreement, “subsidiary” shall mean any company or other entity of which at least 50% of the securities or other ownership interest having ordinary voting power for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company or any of its other subsidiaries.

     (14) Indebtedness. The financial statements in the SEC Reports reflect, to the extent required, as of the date thereof all outstanding secured and unsecured Indebtedness (as defined below) of the Company or any subsidiary, or for which the Company or any subsidiary has commitments. For purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any subsidiary is in default with respect to any Indebtedness.

     (15) Certain Fees. No brokers’, finders’ or financial advisory fees or commissions will be payable by the Company or any subsidiary with respect to the transactions contemplated by this Agreement.

     (16) Material Agreements. Except as set forth in the SEC Reports, neither the Company nor any subsidiary is a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the SEC as an exhibit to Form 10-KSB (each, a “Material Agreement”). The Company and each of its subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default by the Company or the subsidiary that is a party thereto, as the case may be, and, to the Company’s knowledge, are not in default under any Material Agreement now in effect, the result of which would be reasonably likely to have a Material Adverse Effect.

     (17) Transactions with Affiliates. Except as set forth in the SEC Reports, and covered by this Agreement there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) the Company, any subsidiary or any of their respective customers or suppliers on the one hand, and (b) on the other hand, any person who would be covered by Item 404(a) of Regulation S-K or any company or other entity controlled by such person.

     (18) Taxes. The Company and each of the subsidiaries has prepared and filed all federal, state, local, foreign and other tax returns for income, gross receipts, sales, use and other taxes and custom duties (“Taxes”) required by law to be filed by it, except for tax returns, the failure to file which, individually or in the aggregate, do not and would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole. Such filed tax returns are complete and accurate, except for such omissions and inaccuracies which, individually or in the aggregate, do not and would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole. The Company and each subsidiary has paid or made provisions for the payment of all Taxes shown to be due on such tax returns and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the subsidiaries for all current Taxes to which the Company or any subsidiary is subject and which are not currently due and payable, except for such Taxes which, if unpaid, individually or in the aggregate, do not and would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole. None of the federal income tax returns of the Company or any subsidiary for the past five years has been audited by the Internal Revenue Service. The Company has not received written notice of any assessments, adjustments or contingent liability (whether federal, state, local or foreign) in respect of any Taxes pending or threatened against the Company or any subsidiary for any period which, if unpaid, would have a Material Adverse Effect on the Company and the subsidiaries taken as a whole.

     (19) Insurance. The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without an increase in cost significantly greater than general increases in cost experienced for similar companies in similar industries with respect to similar coverage.

     (20) Environmental Matters. Except as disclosed in the SEC Reports, all real property owned, leased or otherwise operated by the Company and its subsidiaries is free of contamination from any substance, waste or material currently identified to be toxic or hazardous pursuant to, within the definition of a substance which is toxic or hazardous under, or which may result in liability under, any Environmental Law (as defined below), including, without limitation, any asbestos, polychlorinated biphenyls, radioactive substance, methane, volatile hydrocarbons, industrial solvents, oil or petroleum or chemical liquids or solids, liquid or gaseous products, or any other material or substance (“Hazardous Substance”) which has caused or would reasonably be expected to cause or constitute a threat to human health or safety, or an environmental hazard in violation of Environmental Law or to result in any environmental liabilities that would be reasonably likely to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has caused or suffered to occur any release, spill, migration, leakage, discharge, disposal, uncontrolled loss, seepage, or filtration of Hazardous Substances that would reasonably be expected to result in environmental liabilities that would be reasonably likely to have a Material Adverse Effect. The Company and each subsidiary has generated, treated, stored and disposed of any Hazardous Substances in compliance with applicable Environmental Laws, except for such non-compliances that would not be reasonably likely to have a Material Adverse Effect. The Company and each subsidiary has obtained, or has applied for, and is in compliance with and in good standing under all permits required under Environmental Laws (except for such failures that would not be reasonably likely to have a Material Adverse Effect) and neither the Company nor any of its subsidiaries has any knowledge of any proceedings to substantially modify or to revoke any such permit. There are no investigations, proceedings or litigation pending or, to the Company’s knowledge, threatened against the Company, any of its subsidiaries or any of the Company’s or its subsidiaries’ facilities relating to Environmental Laws or Hazardous Substances. “Environmental Laws” shall mean all federal, national, state, regional and local laws, statutes, ordinances and regulations, in each case as amended or supplemented from time to time, and any judicial or administrative interpretation thereof, including orders, consent decrees or judgments relating to the regulation and protection of human health, safety, the environment and natural resources.

     (21) Intellectual Property Rights and Licenses. The Company and its subsidiaries own or have the right to use any and all information, know-how, trade secrets, patents, copyrights, trademarks, trade names, software, formulae, methods, processes and other intangible properties that are of a such nature and significance to the business that the failure to own or have the right to use such items would have a Material Adverse Effect (“Intangible Rights”). The Company (including its subsidiaries) has not received any notice that it is in conflict with or infringing upon the asserted intellectual property rights of others in connection with the Intangible Rights, and, to the Company’s knowledge, neither the use of the Intangible Rights nor the operation of the Company’s businesses is infringing or has infringed upon any intellectual property rights of others. All payments have been duly made that are necessary to maintain the Intangible Rights in force. No claims have been made, and to the Company’s knowledge, no claims are threatened, that challenge the validity or scope of any material Intangible Right of the Company or any of its subsidiaries. The Company and each of its subsidiaries have taken reasonable steps to obtain and maintain in force all licenses and other permissions under Intangible Rights of third parties necessary to conduct their businesses as heretofore conducted by them, and now being conducted by them, and as expected to be conducted, and neither the Company nor any of its subsidiaries is or has been in material breach of any such license or other permission.

     (22) Labor, Employment and Benefit Matters.

          (a) There are no existing, or to the best of the Company’s knowledge, threatened strikes or other labor disputes against the Company or any of its subsidiaries that would be reasonably likely to have a Material Adverse Effect. There is no organizing activity involving employees of the Company or any of its subsidiaries pending or, to the Company’s or its subsidiaries’ knowledge, threatened by any labor union or group of employees. There are no representation proceedings pending or, to the Company’s or its subsidiaries’ knowledge, threatened with the National Labor Relations Board, and no labor organization or group of employees of the Company or its subsidiaries has made a pending demand for recognition.

          (b) Neither the Company nor any of its subsidiaries is, or during the five years preceding the date of this Agreement was, a party to any labor or collective bargaining agreement and there are no labor or collective bargaining agreements which pertain to employees of the Company or its subsidiaries.

          (c) Each employee benefit plan is in compliance with all applicable law, except for such noncompliance that would not be reasonably likely to have a Material Adverse Effect.

          (d) Neither the Company nor any of its subsidiaries has any liabilities, contingent or otherwise, including without limitation, liabilities for retiree health, retiree life, severance or retirement benefits, which are not fully reflected, to the extent required by GAAP, on the Balance Sheet or fully funded. The term “liabilities” used in the preceding sentence shall be calculated in accordance with reasonable actuarial assumptions.

          (e) None of the Company nor any of its subsidiaries (i) has terminated any “employee pension benefit plan” as defined in Section 3(2) of ERISA (as defined below) under circumstances that present a material risk of the Company or any of its subsidiaries incurring any liability or obligation that would be reasonably likely to have a Material Adverse Effect, or (ii) has incurred or expects to incur any outstanding liability under Title IV of the Employee Retirement Income Security Act of 1974, as amended and all rules and regulations promulgated thereunder (“ERISA”).

     (23) Compliance with Law. The Company is in compliance in all material respects with all applicable laws, except for such noncompliance that would not reasonably be likely to have a Material Adverse Effect. The Company has not received any notice of, nor does the Company have any knowledge of, any violation (or of any investigation, inspection, audit or other proceeding by any governmental entity involving allegations of any violation) of any applicable law involving or related to the Company which has not been dismissed or otherwise disposed of that would be reasonably likely to have a Material Adverse Effect. The Company has not received notice or otherwise has any knowledge that the Company is charged with, threatened with or under investigation with respect to, any violation of any applicable law that would reasonably be likely to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries nor any employee or agents of the Company or any subsidiary has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law. The Company and its directors, officers, employees and agents have complied in all material respects with the Foreign Corrupt Practices Act of 1977, as amended, and any related rules and regulations.

     (24) Ownership of Property. Except as set forth in the Company’s financial statements included in the SEC Reports, each of the Company and its subsidiaries has (i) good and marketable fee simple title to its owned real property, if any, free and clear of all liens, except for liens which do not individually or in the aggregate have a Material Adverse Effect; (ii) a valid leasehold interest in all leased real property, and each of such leases is valid and enforceable in accordance with its terms (subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy) and is in full force and effect, and (iii) good title to, or valid leasehold interests in, all of its other properties and assets free and clear of all liens, except for liens disclosed in the SEC Reports or which otherwise do not individually or in the aggregate have a Material Adverse Effect.

     (25) No Integrated Offering. Assuming the accuracy of each Purchaser’s representations and warranties set forth in Section B hereof, neither the Company, nor any of its affiliates or other person acting on the Company’s behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the Offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act, when integration would cause the Offering not to be exempt from the requirements of Section 5 of the Securities Act.

     (26) Listing and Maintenance Requirements. Except as otherwise described in the SEC Reports, the Company has not, in the two years preceding the date hereof, received notice from the Principal Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the Principal Market. The issuance and sale of the Securities under the does not contravene the rules and regulations of the Principal Market, and no approval of the stockholders of the Company thereunder is required for the Company to issue and deliver to the Purchaser the Securities.

     (27) General Solicitation. Neither the Company nor, to its knowledge, any person acting on behalf of the Company, has offered or sold any of the Securities by any form of “general solicitation” within the meaning of Rule 502 under the Securities Act. To the knowledge of the Company, no person acting on its behalf has offered the Securities for sale other than to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

     (28) No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.

     (29) No Registration. Assuming the accuracy of the representations and warranties made by, and compliance with the covenants of, the Purchasers in Section B hereof, no registration of the Securities under the Securities Act is required in connection with the offer and sale of the Securities by the Company to the Purchasers as contemplated by this Agreement.

     (30) Form D. The Company agrees to file one or more Forms D with respect to the Securities on a timely basis as required under Regulation D under the Securities Act to claim the exemption provided by Rule 506 of Regulation D and to provide a copy thereof to the Purchasers promptly after such filing.

     (31) Certain Future Financings and Related Actions. The Company will not sell, offer to sell, solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Securities Act) that is or could be integrated with the sale of the Shares in a manner that would require the registration of the Securities under the Securities Act.

     (32) Use of Proceeds. The Company intends that the net proceeds from the Offering will be used to fund working capital and for other general corporate purposes.

     (33) Disclosure. The Company understands and confirms that each of the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided by the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby furnished by or on the behalf of the Company are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the Company’s knowledge, no material event or circumstance has occurred or information exists with respect to the Company or any of its subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

D. Understandings

     Each of the Purchasers understands, acknowledges and agrees with the Company as follows:

     (1) No federal or state agency or authority has made any finding or determination as to the accuracy or adequacy of the Offering Documents or as to the fairness of the terms of the Offering nor any recommendation or endorsement of the Securities. Any representation to the contrary is a criminal offense. In making an investment decision, Purchasers must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved.

     (2) The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Rule 506 of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Purchaser herein and in the Purchaser Questionnaire.

     (3) There can be no assurance that the Purchaser will be able to sell or dispose of the Securities. It is understood that in order not to jeopardize the Offering’s exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

     (4) The Purchaser acknowledges that the Offering is confidential and non-public and agrees that all information about the Offering shall be kept in confidence by the Purchaser until the public announcement of the Offering by the Company. The Purchaser acknowledges that the foregoing restrictions on the Purchaser’s use and disclosure of any such confidential, non-public information contained in the above-described documents restricts the Purchaser from trading in the Company’s securities to the extent such trading is on the basis of material, non-public information of which the Purchaser is aware. Except for the terms of the Offering Documents and the fact that the Company is considering consummating the transactions contemplated therein, the Company confirms that neither the Company nor, to its knowledge, any other person acting on its behalf, has provided any of the Purchasers or their agents or counsel with any information that constitutes material, non-public information in connection with this Offering.

     (5) The Purchaser agrees that beginning on the date hereof until the Offering is publicly announced by the Company (which the Company has agreed to undertake in accordance with the provisions of Section F(2) hereof), the Purchaser will not enter into any Short Sales. For purposes of the foregoing sentence, a “Short Sale” by a Purchaser means a sale of Common Stock that is marked as a short sale and that is executed at a time when such Purchaser has no equivalent offsetting long position in the Common Stock, exclusive of the Shares. For purposes of determining whether a Purchaser has an equivalent offsetting long position in the Common Stock, all Common Stock that would be issuable upon exercise in full of all options then held by such Purchaser (assuming that such options were then fully exercisable, notwithstanding any provisions to the contrary, and giving effect to any exercise price adjustments scheduled to take effect in the future) shall be deemed to be held long by such Purchaser.

     (6) In the United Kingdom, the Common Stock will only be available for subscription pursuant to the Offering to persons of a kind described in Article 19 (Investment Professionals), Article 48 (Certified High Net Worth Individuals), Article 49 (High Net Worth Companies, Unincorporated Association etc), and/or Article 50 (Sophisticated Investors) of the FPO, as presently in effect, and in circumstances that will not constitute an offer to the public in the United Kingdom within the meaning of the EU Prospectus Directive (2003/71/EC), and the Financial Services and Markets Act 2000, as amended, and the rules and regulations promulgated thereunder.

E. Covenants of the Company

     (1) The Company hereby agrees that, for a period of ninety (90) days after Closing, it shall not issue or sell any Common Stock of the Company, any warrants or other rights to acquire Common Stock or any other securities that are convertible into Common Stock, with the exception of issuances or sales related to a strategic transaction, pursuant to the exercise of an option, warrant or other right to acquire Common Stock outstanding as of the date of this Agreement, or to an employee, director, consultant, supplier, lender or lessor, or any option grant or issuance.

     (2) By 5:30 p.m. (New York City time) on the second trading day following the execution of this Agreement), the Company shall issue press releases disclosing the transactions contemplated hereby (and the material terms hereof) and the Closing. On the second trading day following the execution of this Agreement, the Company will file a Current Report on Form 8-K disclosing the material terms of the Offering Documents (and attach as exhibits thereto the Offering Documents), and disclosing the Closing.

     (3) The Company will indemnify and hold each Purchaser and its directors, officers, stockholders, partners, employees, members and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (each, an “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs, expenses, actions, causes of action, suits, penalties and fees, including all judgments, amounts paid in settlements, court costs and reasonable out-of-pocket attorneys’ fees and costs of investigation (collectively, “Losses”) that any such Purchaser Party may suffer or incur as a result of, arising out of or relating to (a) any misrepresentation, breach or inaccuracy of any representation, warranty, covenant, obligation or agreement made by the Company in any Offering Document or (b) any cause of action, suit or claim brought or made against any Purchaser Party by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents, or (ii) the status of such Purchaser party or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents; provided, that an Purchaser Party shall not be entitled to indemnification to the extent any of the foregoing is caused by such Purchaser Party’s gross negligence, material violation of law or regulation or willful misconduct. In addition to the indemnity contained herein, the Company will reimburse each Purchaser Party for its reasonable and documented out-of-pocket legal and other expenses (including the reasonable out-of-pocket cost of any investigation, preparation and travel in connection therewith) as incurred in connection therewith, as promptly as practicable after such expenses are incurred and invoiced.

     (4) The Company covenants and agrees that neither it nor any of its subsidiaries, or other Person acting on its or their behalf will provide a Purchaser or its agents or counsel with any material, non-public information regarding the Company or its subsidiaries without the prior express consent of the Purchase; provided, that no such consent shall be required prior to disclosing any such material, non-public information to (a) a director of the Company (but only when made to such director in his or her capacity as a director) or (b) the Purchaser when such disclosure is required by the express terms of this Agreement. The Company understands that the Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

     (5) The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchaser, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any trading market in a manner that would require stockholder approval of the sale of the securities to the Purchasers.

     (6) The Company shall, no later than ten (10) business days following (i) Closing; and (ii) receipt by the Company of an affidavit of lost stock certificate from Cross Atlantic Technology Fund, II. L.P. (in form and substance satisfactory to the Company’s transfer agent), cause its transfer agent to issue to Cross Atlantic Technology Fund, II, L.P. a replacement certificate for one hundred seventy-nine thousand five hundred ten (179,510) shares of the Company’s Common Stock currently owned of record by Cross Atlantic Technology Fund, II, LP.

     (7) With a view to making available to the Purchasers the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Purchasers to sell securities of the Company to the public without registration, the Company agrees to use reasonable best efforts to:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144;

            (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company’s obligations under the Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

            (c) furnish to each Purchaser so long as such Purchaser owns Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company if such reports are not publicly available via EDGAR, and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

      (8) The Company shall not without the prior consent of a Purchaser knowingly enter into any transaction or take any other action which would create any liability under Section 16(b) of the Exchange Act, or the rules promulgated thereunder by the Commission, on the part of such Purchaser as a consequence of having purchased the Securities under this Agreement or having exercised any Warrants for Warrant Shares. For purposes of this Section, the Company shall be deemed to have knowledge of the application to the Company’s actions of Section 16 of the Exchange Act and the rules promulgated thereunder by the Commission.

F. Use of Personal Data

     The Company will collect and use personal information of the Purchaser (A) for the purposes of (i) its purchase of Securities and the performance of this Agreement; (ii) the issuance of a certificate representing the Shares and Warrant Shares in the name of such Purchaser and (iii) the Company’s obligation to deliver to such Purchaser any notices and other communications that may be required by the terms of this Agreement or otherwise; and (B) as may be required by law or other regulatory body.

     The Purchaser’s name and address will be included on the Schedule of Purchasers, and will be publicly filed with the Securities and Exchange Commission.

     The Purchaser acknowledges that the Company, and certain other entities to whom their personal data are disclosed in accordance with the above provisions, are located in the U.S., whose laws do not give the same level of protection to personal data as in the European Union (the “EU’). To the extent the Company collects the Purchaser’s personal data from an entity or using equipment in the EU, the Company will take commercially reasonable steps to ensure that it implements appropriate security measures to protect the Purchaser’s personal data against unauthorised access and accidental loss and damage.

     The Purchaser hereby consents to such disclosure and processing of their personal information by the Company.

G. Miscellaneous

     (1) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.

     (2) Any notice or other document required or permitted to be given or delivered to the Purchasers shall be in writing and sent (a) by fax if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid) or (b) by an internationally recognized overnight delivery service (with charges prepaid):

          (i) if to the Company, at

               Voxware, Inc.
               300 American Metro Blvd.
               Suite 155
               Hamilton, New Jersey 08619
               Fax No.: 609-514-4103
               Attention: Chief Executive Officer

               or such other address as it shall have specified to the Purchaser in writing, with a copy (which shall not constitute notice) to:

               Morgan Lewis & Bockius, LLP
               502 Carnegie Center
               Princeton, New Jersey 08540
               Fax No.: 609-919-6701
               Attention: Andrew P. Gilbert, Esq.

          (ii) if to the Purchaser, at its address set forth on the signature page to this Agreement, or such other address as it shall have specified to the Company in writing.

     (3) Failure of the Company to exercise any right or remedy under this Agreement or any other agreement between the Company and the Purchaser, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

     (4) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New Jersey, as such laws are applied by the New Jersey courts to agreements entered into and to be performed in New Jersey by and between residents of New Jersey, and shall be binding upon the Purchaser, the Purchaser’s heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns. The Company and each Purchaser hereby submits to the exclusive jurisdiction of the federal and state courts residing in the State of New Jersey, and waives any objection to venue with respect to actions brought in such courts.

     (5) If any provision of this Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

     (6) The parties understand and agree that, unless provided otherwise herein, money damages would not be a sufficient remedy for any breach of the Agreement by the Company or the Purchaser and that the party against which such breach is committed shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not, unless provided otherwise herein, be deemed to be the exclusive remedies for a breach by either party of the Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

     (7) The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser. The decision of each Purchaser to purchase Securities pursuant to this Agreement has been made by such Purchaser independently of any other Investor. Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Purchasers are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that, to its knowledge, the Purchaser are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with such Purchaser making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring such Purchaser’s investment in the Securities or enforcing its rights under the Offering Documents. The Company and each Purchaser confirms that each Purchaser has independently participated with the Company in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Offering Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The use of a single agreement to effectuate the purchase and sale of the Securities contemplated hereby was solely in the control of the Company, not the action or decision of any Investor, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Investor. It is expressly understood and agreed that each provision contained in this Agreement and in each other Offering Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among Purchasers.

     (8) Except as otherwise provided herein, this Agreement may be amended, and compliance with any provision of this Agreement may be omitted or waived, only by the written agreement of the Company and the Purchasers (or their permitted transferees) holding at least a majority of the number of outstanding Shares in the aggregate sold the Purchasers in this Offering.

     (9) This Agreement may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. Facsimile transmission of execution copies or signature pages for this Agreement shall be legal, valid and binding execution and delivery for all purposes.

     (10) This Agreement, together with the agreements and documents executed and delivered in connection with this Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

H. Signature

     The signature page of this Agreement is contained as part of the applicable subscription package, entitled “Signature Page.”

* * * * * * *

SIGNATURE PAGE

     The Purchaser hereby subscribes for such number of Shares as shall equal the Subscription Amount as set forth below, divided by the Offering Price, and shall also receive a Warrant to purchase such number of shares of Common Stock calculated as set forth in this Agreement, and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER

Total Subscription Amount: $1,999,999.75
Total number of Shares: 1,142,857

Co-Investment Fund II, L.P.
By: Co-Invest Management II, L.P., its General Partner
By: Co-Invest II Capital Partners, Inc., its General Partner

/s/ Gerry McCrory, Managing Director
	Signature of Subscriber		Signature of Joint Purchaser
	(and title, if applicable)		(if any)

20-3863585
Taxpayer Identification or Social			Taxpayer Identification or Social
	Security Number		Security Number of Joint Purchaser (if any)

Co-Investment Fund II, L.P.
Name (please print as name will appear
on stock certificate)

5 Radnor Corporate Center., Suite 555
Number and Street

100 Matsonford Road
Number and Street

	Radnor, PA	19087
	City, State	Zip Code

ACCEPTED BY:

VOXWARE, INC.

By:	/s/ Scott J. Yetter
Name: Scott J. Yetter
Title: President and CEO

SIGNATURE PAGE

     The Purchaser hereby subscribes for such number of Shares as shall equal the Subscription Amount as set forth below, divided by the Offering Price, and shall also receive a Warrant to purchase such number of shares of Common Stock calculated as set forth in this Agreement, and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER

Total Subscription Amount: $499,999.50
Total number of Shares: 285,714

Edison Venture Fund V, L.P.

/s/ Joseph A. Allegra,
A General Partner of the General Partner
Signature of Subscriber		Signature of Joint Purchaser
(and title, if applicable)		(if any)

01-0632445
Taxpayer Identification or Social		Taxpayer Identification or Social
Security Number		Security Number of Joint Purchaser (if any)

Edison Venture Fund V, L.P.
Name (please print as name will appear
on stock certificate)

1009 Lenox Drive
Number and Street

Lawrenceville, NJ	08648
City, State	Zip Code

ACCEPTED BY:

VOXWARE, INC.

By:	/s/ Scott J. Yetter
Name: Scott J. Yetter
Title: President and CEO

2

Schedule A

Wire Transfer Instructions

PLEASE SEND WIRE TRANSFERS TO THE ACCOUNT AS FOLLOWS:

Bank:	Silicon Valley Bank
ABA No.:	121140399
Account #:	3300587325
Swift Code:	SVBKUS6S
Account Name:	Voxware, Inc.

Exhibit A

Form of Warrant

THIS COMMON STOCK WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.

Warrant No. [ ]	Number of Shares: [ ]
(subject to adjustment)
Date of Issuance: [ ], 2009

Original Issue Date (as defined in
Section 2(a)): [ ], 2009

Voxware, Inc.

Common Stock Purchase Warrant

(Void after [       ], 2012)

     Voxware, Inc., a Delaware corporation (the “Company”), for value received, hereby certifies that [__________], or its registered assigns (the “Registered Holder”), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at any time or from time to time on or after the date that is six (6) months after date of issuance and on or before 5:00 p.m. (Eastern time) on [____], 2012 (the “Exercise Period”), [__________] shares of Common Stock, $0.001 par value per share, of the Company (“Common Stock”), at a purchase price of $2.50 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Shares” and the “Purchase Price,” respectively. This Warrant is one of a series of Warrants issued by the Company in connection with a private placement of Common Stock and of like tenor, except as to the number of shares of Common Stock subject thereto (collectively, the “Company Warrants”).

     1. Exercise.

          (a) Exercise for Cash. To effect exercises hereunder, the Registered Holder shall not be required to physically surrender this Warrant. Execution and delivery via facsimile of the purchase form appended hereto as Exhibit I (the "Purchase Form") with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. Execution and delivery via facsimile of the Purchase Notice for all of the Warrant Shares shall have the same effect as cancellation of the original Warrant after delivery of the Warrant Shares. Upon such delivery of the attached Purchase Notice to the Company at its address for notice set forth herein and upon payment of the then-applicable Purchase Price multiplied by the number of Warrant Shares that the Registered Holder intends to purchase hereunder, the Company shall on or before the third (3rd) Trading Day after receipt thereof issue and deliver to the Registered Holder, a certificate for the Warrant Shares issuable upon such exercise.

          (b) Exercise Date. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(a) above (the “Exercise Date”). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in Section 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

     2. Adjustments.

          (a) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date on which this Warrant was first issued (or, if this Warrant was issued upon partial exercise of, or in replacement of, another warrant of like tenor, then the date on which such original warrant was first issued) (the “Original Issue Date”) effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (b) Adjustment for Certain Dividends and Distributions. In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction:

               (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

               (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

Simultaneously with any adjustment to the Purchase Price pursuant to Sections 2(a) and 2(b), the number of Warrant Shares which may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment, the aggregate amount of the adjusted Purchase Price multiplied by the aggregate adjusted amount of Warrant Shares shall equal the aggregate amount of the unadjusted Purchase Price multiplied by the aggregate unadjusted amount of Warrant Shares.

          (c) Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than regular cash dividends paid out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the Registered Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company, cash or other property which the Registered Holder would have been entitled to receive had this Warrant been exercised on the date of such event and had the Registered Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained any such securities receivable during such period, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Registered Holder.

          (d) Adjustment for Reorganization. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (collectively, a “Reorganization”), then, following such Reorganization, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive pursuant to such Reorganization if such exercise had taken place immediately prior to such Reorganization. Notwithstanding the foregoing sentence, if (x) there shall occur any Reorganization in which the Common Stock is converted into or exchanged for anything other than solely equity securities, and (y) the common stock of the acquiring or surviving company is publicly traded, then, as part of such Reorganization, (i) the Registered Holder shall have the right thereafter to receive upon the exercise hereof such number of shares of common stock of the acquiring or surviving company as is determined by multiplying (A) the number of shares of Common Stock subject to this Warrant immediately prior to such Reorganization by (B) a fraction, the numerator of which is the Fair Market Value (as defined below) per share of Common Stock as of the effective date of such Reorganization, and the denominator of which is the fair market value per share of common stock of the acquiring or surviving company as of the effective date of such transaction, as determined in good faith by the Board (using the principles set forth in Sections 2(d)(i) and 2(d)(ii) to the extent applicable), and (ii) the exercise price per share of common stock of the acquiring or surviving company shall be the Purchase Price divided by the fraction referred to in clause (B) above. In any such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant.

          The Fair Market Value per share of Common Stock shall be determined as follows:

               (1) If the Common Stock is listed on a national securities exchange, the Nasdaq Capital Market, Nasdaq Global Market, the NYSE Amex LLC or another nationally recognized trading system, including the OTC Bulletin Board, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the date thereof (provided that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (2) below).

               (2) If the Common Stock is not listed on a national securities exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the NYSE Amex LLC or another nationally recognized trading system, including the OTC Bulletin Board, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined in good faith by the Board of Directors of the Company (the “Board”) to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under any plan, agreement or arrangement with employees of the Company); and, upon request of the Registered Holder, the Board (or a representative thereof) shall, as promptly as reasonably practicable but in any event not later than ten (10) days after such request, notify the Registered Holder of the Fair Market Value per share of Common Stock and furnish the Registered Holder with reasonable documentation of the Board’s determination of such Fair Market Value. Notwithstanding the foregoing, if the Board has not made such a determination within the three-month period prior to the date thereof, then the Board shall make, and shall provide or cause to be provided to the Registered Holder notice of, a determination of the Fair Market Value per share of the Common Stock within fifteen (15) days of a request by the Registered Holder that it do so.

          (e) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Section 2, the Company at its expense shall, as promptly as reasonably practicable but in any event not later than ten (10) days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Purchase Price) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, as promptly as reasonably practicable after the written request at any time of the Registered Holder (but in any event not later than ten (10) days thereafter), furnish or cause to be furnished to the Registered Holder a certificate setting forth (i) the Purchase Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

     3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall pay the value thereof to the Registered Holder in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to Section 2(d) above.

     4. Transfers, etc.

          (a) Notwithstanding anything to the contrary contained herein, this Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the “Act”), or (ii) such sale or transfer shall be exempt from the registration requirements of the Act and the Company shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act. Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Registered Holder which is an entity to a wholly owned subsidiary of such entity, a transfer by a Registered Holder which is a partnership to a partner of such partnership or a retired partner of such partnership or to the estate of any such partner or retired partner, or a transfer by a Registered Holder which is a limited liability company to a member of such limited liability company or a retired member or to the estate of any such member or retired member, provided that the transferee in each case agrees in writing to be subject to the terms of this Section 4, or (ii) a transfer made in accordance with Rule 144 under the Act.

          (b) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

“The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may not be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration under such act or an exemption from registration, which, in the opinion of counsel reasonably satisfactory to counsel for this corporation, is available.”

     The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144 under the Act or at such time as the Warrant Shares are sold or transferred in accordance with the requirements of a registration statement of the Company on Form S-3, or such other form as may then be in effect.

          (c) The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.

          (d) Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company (or, if another office or agency has been designated by the Company for such purpose, then at such other office or agency).

     5. No Impairment. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder against impairment.

     6. Notices of Record Date, etc. In the event:

          (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

          (b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation, or any transfer of all or substantially all of the assets of the Company; or

          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will send or cause to be sent to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be sent at least ten (10) days prior to the record date or effective date for the event specified in such notice.

     7. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

     8. Exchange or Replacement of Warrants.

          (a) Upon the surrender by the Registered Holder, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of the Registered Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

          (b) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     9. Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service with next day delivery specified, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to Voxware, Inc., 300 American Metro Blvd., Suite 155, Hamilton, New Jersey 08619, Facsimile: (609) 514-4301, Attention: Chief Executive Officer, or such other address as the Company shall so notify the Holder, or (ii) if to the Holder, to the address or facsimile number last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Company to the Registered Holder in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the address last furnished to the Company in writing by the Registered Holder.

     10. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company. Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the Purchase Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (ii) the Registered Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Registered Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

     11. Amendment or Waiver. This Warrant may only be modified or amended or the provisions hereof waived with the written consent of the Company and the Registered Holder.

     12. Section Headings. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

     13. Governing Law. This Warrant will be governed by and construed in accordance with the internal laws of the State of New Jersey (without reference to the conflicts of law provisions thereof).

     14. Facsimile Signatures. This Warrant may be executed by facsimile signature.

* * * * * * *

       EXECUTED as of the Date of Issuance indicated above.

VOXWARE, INC.

By:
Name: Scott J. Yetter
Title: President and CFO

[ Signature Page – Warrant – Voxware, Inc. ]

EXHIBIT I

PURCHASE FORM

To: Voxware Inc.	Dated:

     The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby purchases __________ shares of the Common Stock of Voxware, Inc. covered by such Warrant.

     The undersigned herewith makes payment of $__________ in lawful money of the United States representing the full purchase price for such shares at the price per share provided for in such Warrant.

Signature:

Address:

EXHIBIT II

ASSIGNMENT FORM

     FOR VALUE RECEIVED, ______________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. ____) with respect to the number of shares of Common Stock of Voxware, Inc. covered thereby set forth below, unto:

Name of Assignee	Address	No. of Shares

Dated:	Signature:

EXHIBIT B

Voxware, Inc.
Confidential Purchaser Questionnaire

Before any sale of Shares or Warrants by Voxware, Inc. can be made to you, this Questionnaire must be completed and returned to Voxware, Inc, Attn: William Levering, 300 American Metro Blvd., Suite 155, Hamilton, New Jersey 08619.

1.	IF YOU ARE AN INDIVIDUAL PLEASE FILL IN THE IDENTIFICATION QUESTIONS IN (A) IF YOU ARE AN ENTITY PLEASE FILL IN THE IDENTIFICATION QUESTIONS IN (B)

A. INDIVIDUAL IDENTIFICATION QUESTIONS

Name
(Exact name as it should appear on stock certificate)
Residence Address
Home Telephone Number
Fax Number
Date of Birth
Social Security Number

B. IDENTIFICATION QUESTIONS FOR ENTITIES

Name
(Exact name as it will appear on stock certificate)
Address of Principal
Place of Business
State (or Country) of Formation
or Incorporation
Contact Person
Telephone Number	( )
Type of Entity
(corporation, partnership,
trust, etc.)
Was entity formed for the purpose of this investment?
Yes	No

2. DESCRIPTION OF INVESTOR

The following information is required to ascertain whether you would be deemed an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act. Please check whether you are any of the following:

☐	a corporation or partnership with total assets in excess of $5,000,000, not organized for the purpose of this particular investment
☐

private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, a U.S. venture capital fund which invests primarily through private placements in non-publicly traded securities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives

☐	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958
☐	an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act
☐

a trust not organized to make this particular investment, with total assets in excess of $5,000,000 whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933 and who completed item 4 below of this questionnaire

☐

a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933 acting in either an individual or fiduciary capacity

☐	an insurance company as defined in Section 2(13) of the Securities Act of 1933
☐

an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (i) whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or (ii) whose total assets exceed $5,000,000, or (iii) if a self-directed plan, whose investment decisions are made solely by a person who is an accredited investor and who completed Part I of this questionnaire;

☐

a charitable, religious, educational or other organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the purpose of this investment, with total assets in excess of $5,000,000

☐	an entity not located in the U.S. none of whose equity owners are U.S. citizens or U.S. residents
☐	a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934
☐	a plan having assets exceeding $5,000,000 established and maintained by a government agency for its employees
☐

an individual who had individual income from all sources during each of the last two years in excess of $200,000 or the joint income of you and your spouse (if married) from all sources during each of such years in excess of $300,000 and who reasonably excepts that either your own income from all sources during the current year will exceed $200,000 or the joint income of you and your spouse (if married) from all sources during the current year will exceed $300,000

☐	an individual whose net worth as of the date you purchase the securities offered, together with the net worth of your spouse, be in excess of $1,000,000
☐	an entity in which all of the equity owners are accredited investors

3. BUSINESS, INVESTMENT AND EDUCATIONAL EXPERIENCE

Occupation
Number of Years
Present Employer
Position/Title
Educational Background

Frequency of prior investment (check one in each column):

	Stocks & Bonds	Venture Capital Investments
Frequently
Occasionally
Never

4. SIGNATURE

The above information is true and correct. The undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in reliance on the exemption contained in Subsection 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.

Executed at ___________________, on                             , 2009

(Signature)